UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2012

Mercedes-Benz Auto Lease Trust 2012-A
(Exact name of Issuing Entity as specified in its charter)

Daimler Trust Leasing LLC
(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-178761-02	80-0786663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $1,430,264,000 Asset Backed Notes issued by Mercedes-Benz Auto Lease Trust 2012-A (the “Issuer”), on March 22, 2012, the Issuer, Daimler Trust Leasing LLC (“Daimler Trust Leasing”) and/or Daimler Trust entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Indenture, dated as of March 1, 2012, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of March 1, 2012, between the Depositor and Wilmington Trust, National Association, as owner trustee.

4.4
2012-A Exchange Note Supplement, dated as of March 1, 2012, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, and
Mercedes-Benz Financial Services USA LLC ("MBFS USA"), as lender and as servicer.

10.1	First-Tier Sale Agreement, dated as of March 1, 2012, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of March 1, 2012, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2012-A Servicing Supplement, dated as of March 1, 2012, among the MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

99.2
2012-A Collateral Account Control Agreement, dated as of March 1, 2012, among the Issuer, as initial secured party, U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of March 1, 2012, among Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2012-A Administration Agreement, dated as of March 1, 2012, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: March 28, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of March 1, 2012, between Mercedes-Benz Auto Lease Trust 2012-A and U.S. Bank National Association, as indenture trustee.
4.2	Amended and Restated Trust Agreement, dated as of March 1, 2012, between Daimler Trust Leasing LLC and Wilmington Trust, National Association, as owner trustee.
4.4	2012-A Exchange Note Supplement, dated as of March 1, 2012, among Daimler Trust, U.S. Bank Trust National Association, Daimler Title Co. and Mercedes-Benz Financial Services USA LLC.
10.1	First-Tier Sale Agreement, dated as of March 1, 2012, between Mercedes-Benz Financial Services USA LLC and Daimler Trust Leasing LLC.
10.2	Second-Tier Sale Agreement, dated as of March 1, 2012, between Daimler Trust Leasing LLC and Mercedes-Benz Auto Lease Trust 2012-A.
10.4	2012-A Servicing Supplement, dated as of March 1, 2012, among Mercedes-Benz Financial Services USA LLC, Daimler Trust and Daimler Title Co.
99.2	2012-A Collateral Account Control Agreement, dated as of March 1, 2012, between Mercedes-Benz Auto Lease Trust 2012-A and U.S. Bank National Association, as assignee-secured party and as securities intermediary.
99.3	Titling Trust Account Control Agreement, dated as of March 1, 2012, between Daimler Trust and U.S. Bank National Association, as assignee-secured party and as securities intermediary.
99.4
2012-A Administration Agreement, dated as of March 1, 2012, among Mercedes-Benz Auto Receivables Trust 2012-A, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.